UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Stillwater Mining Company

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Disclaimer
Forward-Looking Statements
•SOME STATEMENTS CONTAINED IN THIS PRESENTATION ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION
27A OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE U.S. SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND, THEREFORE, INVOLVE UNCERTAINTIES OR RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER
MATERIALLY. ADDITIONAL INFORMATION REGARDING FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY
IS FOUND IN THE SECTION ENTITLED “RISK FACTORS” IN THE COMPANY’S ANNUAL REPORT ON FORM 10K FOR THE YEAR
ENDED DECEMBER 31, 2012 AND IN SUBSEQUENT FILINGS WITH THE SEC. THE COMPANY INTENDS THAT THE FORWARD-
LOOKING STATEMENTS CONTAINED HEREIN BE SUBJECT TO THE ABOVE-MENTIONED STATUTORY SAFE HARBORS.
INVESTORS ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. THE COMPANY
DISCLAIMS ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS.
•THIS
PRESENTATION USES THE TERM “RESOURCES” TO DESCRIBE THOSE QUANTITIES OF PLATINUM-GROUP METALS,
COPPER, GOLD AND OTHER METALS THAT ARE POTENTIALLY RECOVERABLE FROM ACCUMULATIONS YET TO BE
DISCOVERED. BECAUSE OF THE UNCERTAINTY OF COMMERCIALITY AND LACK OF SUFFICIENT EXPLORATION DRILLING,
THE RESOURCES CANNOT BE CLASSIFIED AS RESERVES. INVESTORS ARE ADVISED THAT THE SECURITIES AND EXCHANGE
COMMISSION ("SEC") DOES NOT RECOGNIZE RESOURCES. ONLY PROVEN AND PROBABLE RESERVES MAY BE DISCLOSED TO
INVESTORS IN AN SEC FILING. RESOURCES HAVE A GREAT AMOUNT OF UNCERTAINTY AS TO THEIR EXISTENCE. THERE IS
NO CERTAINTY THAT ANY PORTION OF THE RESOURCES WILL BE DISCOVERED AND, IF DISCOVERED, WHETHER THEY
COULD BE DEVELOPED ECONOMICALLY. THEREFORE, INVESTORS ARE CAUTIONED NOT TO ASSUME THAT ALL OR ANY
PART OF OUR RESOURCES EXIST, OR THAT THEY CAN BE DEVELOPED ECONOMICALLY. ACCORDINGLY, INFORMATION
CONCERNING DESCRIPTIONS OF RESOURCES CONTAINED IN THIS PRESENTATION IS NOT COMPARABLE TO INFORMATION
INCLUDED IN SEC FILINGS.
•THIS
PRESENTATION CONTAINS FINANCIAL MEASURES THAT HAVE NOT BEEN PREPARED IN ACCORDANCE WITH U.S.
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“NON-GAAP FINANCIAL MEASURES”) INCLUDING EBITDA, ADJUSTED
EBITDA AND CASH COSTS. THE NON-GAAP FINANCIAL MEASURES SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR
FINANCIAL MEASURES PREPARED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”).

Exceptional Outlook for Stillwater
PGM Fundamentals Are
Stronger Than Ever
Stillwater Remains the Premier
PGM Play
Palladium’s Re-Rating to Platinum
Solidified
PGM of Choice for Auto Market
Consistent Palladium Production,
without South Africa Risk
One of the Lowest-Cost PGM
Producers
Attractive PGM Project Pipeline
Driving Growth
Projected Long-Term Supply Deficit

Auto Catalysts
69%
Electrical
13%
Dental
6%
Chemical
6%
Jewelry
5%
Other
1%
Palladium’s Position as PGM-of-Choice for Auto
Catalytic Converters Strengthened
Auto Remains Palladium’s Key End-Market
Palladium: 9,340k oz, gross demand
(1)
Palladium Usage Growing in Both Gasoline and Diesel Auto Catalysts
Strong Global Car Build Growth Rate
Strong forecasted auto production and palladium’s dominance as the metal-of-choice in auto catalysts will drive future demand
(light duty vehicles in millions) China CAGR 2011–2020E: 7%
2012E Palladium Demand by End-Market
Source: Johnson Matthey.
(1) Excludes investment demand.
Source: SFA (Oxford) Ltd, LMC Automotive.
Source: Company estimates.
4
68
59
74
77
81
83
89
96
102
107
110
114
118
United States
Western Europe
Japan
China
Rest of the World

0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Apr-07 Nov-07 Jun-08 Jan-09 Aug-09 Mar-10 Oct-10 Jun-11 Jan-12 Aug-12 Mar-13
Investor Demand Remains Strong
Source: Bloomberg as of 3/15/13.
ETF Investment (April 2007 – March 2013)
Palladium has solidified its position as a metal sought after by investors
Gold CAGR: 24%
Silver CAGR: 25%
Platinum CAGR: 170%

Palladium's Re-Rating to Platinum is Underway
0%
10%
20%
30%
40%
50%
60%
Ratio of Palladium Price to Platinum Price Since 2003
Source: Bloomberg as of 3/15/13.
Structural Shift in PGM Market
Mkt. Average: 26.4%
Mkt. Average: 42.0%
Palladium price has rapidly increased relative to platinum price since 2008

Case for Palladium to Migrate to Par with
Platinum Exists
Supply Constraints and Favorable Demand Dynamics
Drive Palladium Deficit
South African Production Remains Challenged
Russian Stockpile Shipments are at a 20-Year Low
Favorable supply / demand dynamics are expected to lead to higher palladium prices going forward
Source: Johnson Matthey, SFA (Oxford) Ltd., and Wall Street research.
(1) The projections include the expected impact of recycling but do not include a drawdown of above-ground stocks or changes to PGM prices.
South Africa accounts for ~42% of global palladium
production – importantly, all as a by-product to platinum
Conditions continue to deteriorate
Labor unrest
Rising costs
Challenging mining conditions
Persistent power shortages
Companies are curtailing production
Anglo American Platinum taking action to close
uneconomic mines
1,000
775
250
2010 2011 2012E
Palladium Surplus/Deficit (1)
Muted supply side response
Mine disruptions have persisted
Limited number of new projects scheduled to
come online
Challenging to increase production at existing
mines
Palladium can now substitute one-for-one for platinum
Recycling is insufficient to bridge projected deficit
(‘000s of oz)
7
-4.0
-3.0
-2.0
-1.0
0.0
1.0
2.0
Palladium Platinum

8

Long-Lived Palladium Reserves in Montana
Over 40 years of Proven & Probable Reserves in Montana
(1)
Source: Company.
(1) Based on current mining rates.
Montana proven and probable reserves were increased 8.6% y-o-y to an all-time high in 2012
9
7,136
9,638
16,774
2,005
2,676
4,681
9,141
12,314
21,455
0
5,000
10,000
15,000
20,000
25,000
Stillwater Mine East Boulder Mine Total Montana Mines
Palladium Platinum

Consistent, Predictable Palladium Production
Without South Africa Risk
Source: Company filings, press release.
Annual PGM Production (000s ounces)
530 485 518 514
PGM Production
(000s oz)
10
0
100
200
300
400
500
600
2009 2010 2011 2012
Palladium Platinum Annual Guidance

Excellent Cost Management Record
Cash Cost Increases (2008 – 2012 Compound Annual Growth Rate)
Source: Company filings.
Note: North American Base Metals, North American Silver, South African PGMs and North American Gold represent average change in cash costs for these groups between 2008 and 2012 (2012 number based on year end results where available otherwise represent Q3 2012 results). North American Base Metals: Inmet Mining, Capstone Mining, First Quantum Minerals; North American Silver: Pan American Silver,
First Majestic Silver, Coeur d’Alene, Hecla Mining; South African PGMs: Anglo American Platinum, Lonmin (FY2008 – FY2012), Aquarius Platinum, Impala Platinum; North American Gold: Newmont Mining,
Barrick Gold, Goldcorp, Kinross, Agnico Eagle, Yamana, IAMGOLD, Eldorado. Cash costs as presented by each company.
PGM Producer Diversified Peers
11
5%
6%
8%
12%
14%
0%
3%
6%
9%
12%
15%
Stillwater North American Silver North American Base
Metals
South African PGMs North American Gold

Cash Cost Position Among the Best in the Industry

Cash Cost Position of South African Producers Compared to Stillwater
Platinum Equivalent Total Cash Costs and Capital Expenditures per Ounce
Note: Production and cost estimates are for 1H 2012 and include SG&A.  Metal prices and exchange rate of 1 USD = 8.8 ZAR as of 2/28/13.
Source: Company estimates, public filings.
12
Cost per
Pt Equivalent
oz (USD)

Stillwater Has Focused its Capital Allocation and Strategic Priorities Altar Montana will account for 87% of $173 million of capital expenditures budgeted for 2013E 13

Montana Projects Will Increase Production
Montana PGM Production Profile to Increase Approximately 20% in the Coming Years
Source: Company estimates.
14
500 500
530
550
575
600
400
450
500
550
600
2013E 2014E 2015E 2016E 2017E Long Term

Growing Recycling Business 15 Substantial growth in volumes processed in fourth quarter of 2012 continuing into 2013 Low capital requirements Stable and High Return Business

Stillwater Has Excellent Additional Value
Opportunities
Highly attractive palladium deposit of scale in North
America
Copper lowers cost and increases leverage to
palladium
Mitsubishi investment validates value proposition
In March 2012, Mitsubishi purchased a 25%
interest for $81 million (implied valuation of
$325 million represents an 87% premium to
the price paid by Stillwater)
Involvement reduces Stillwater’s capital
requirement and project financing risk
Going forward:
Complete final engineering design work – Q3
2013
Environmental review process is ongoing
Refresh economic assessment of project
Limit spending until development decision
Marathon Altar
Option to maximize value without diverting capital
resources from palladium investment and growth
Highly disciplined exploration program focused on
further defining the resource potential
2013 budget significantly less than 2012 ($13
million down from $17 million)
Recent drilling results have been favorable and
exceeded expectations
Updated NI 43-101 resource statement to be
published during H2 2013

Our Strategy Continues to Create Shareholder Value
Source: FactSet, Bloomberg, Capital IQ, and Company filings.
Note: South African PGM producers include: Amplats, Aquarius Platinum, Impala Platinum, Lonmin, Northam Platinum, Platinum Group Metals.
(1) PGM basket price is defined by the 3.36 palladium to platinum ratio realized by Stillwater in 2012.
SWC Remains a Sector Outperformer
SWC’s Share Price Remains Highly Correlated to Palladium

Analysts are Increasingly Bullish on the Prospects
for Stillwater
Source: Equity Research, Thomson One.
Note: Permission to use quotes neither sought nor obtained.
18
Broker Date Recommendation Price Target Commentary
JPMorgan 3/4/2013 Overweight $19.00
"We feel that Stillwater is a unique vehicle offering non South African equity exposure to palladium."
RBC Capital Markets 3/4/2013 Sector Perform $15.00 "Recent training and labour initiatives appear to have improved the ability to grow the workforce and strong PGM prices could offset rising costs in existing operations."
Wells Fargo Securities 2/28/2013 Outperform N/A "We expect fundamentals to remain healthy through 2014, which keeps us positive on Stillwater."
Barclays 2/27/2013 Overweight $17.00 "While company-specific operating, project development, and capital allocation risks remain, in our view these risks have dissipated."
Credit Suisse 2/27/2013 Neutral $15.00 "Stillwater shares remain the best way to play a bullish palladium outlook."
CIBC World Markets 1/25/2013 Overweight $18.00 "Stillwater continues to build a base from which to deliver moderate increases to PGM production from the Montana mines over forthcoming years."

Stillwater’s Strategy Provides Exceptional Leverage
to Palladium
Long-Lived Palladium Reserves in Montana
Consistent, Predictable Palladium Production Without South Africa Risk
Excellent Cost Management Record
Cash Cost Position Among the Best in the Industry
Stillwater Has Focused its Capital Allocation and Strategic Priorities
Montana Projects Will Increase Production
Stillwater Has Excellent Additional Value Opportunities
Our Strategy Continues to Create Shareholder Value
Analysts are Increasingly Bullish on the Prospects for Stillwater
Growing Recycling Business

20

Stillwater Reserves
Source: Company filings.

Stillwater Mine East Boulder Mine Total Montana Mines
Ore Average Contained Saleable Ore Average Contained Saleable Ore Average Contained Saleable
Tons Grade Ounces Ounces Tons Grade Ounces Ounces Tons Grade Ounces Ounces
(000's) (oz. / ton) (000's) (000's) (000's) (oz. / ton) (000's) (000's) (000's) (oz. / ton) (000's) (000's)
As of December 31, 2012
Proven Reserves 3,333 0.59 1,952 1,639 2,690 0.42 1,126 951 6,023 0.51 3,078 2,590
Palladium 0.46 1,524 1,272 0.33 881 739
Platinum 0.13 428 367 0.09 245 212
Probable Reserves 12,149 0.59 7,189 6,035 27,970 0.40 11,188 9,456 40,119 0.46 18,377 15,491
Palladium 0.46 5,612 4,684 0.31 8,756 7,349
Platinum 0.13 1,577 1,351 0.09 2,432 2,107
Total Proven and Probable
Reserves 15,482 0.59 9,141 7,674 30,660 0.40 12,314 10,407 46,142 0.46 21,455 18,081
Palladium 0.46 7,136 5,956 0.31 9,638 8,088
Platinum 0.13 2,005 1,718 0.09 2,676 2,319